UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 3, 2017  (July 18, 2017)

Teladoc, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road, Suite 203 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ◻

Explanatory Note

Teladoc, Inc. (the “Company”) hereby amends the Current Report on Form 8-K filed on July 18, 2017 to provide the financial statements and pro forma financial information required by Item 9.01 relating to the Company’s acquisition of Best Doctors Holdings, Inc. (“BDHI”), as described in such Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of BDHI and its subsidiaries as of December 31, 2016 and 2015 and for each of the years in the three-year period ended December 31, 2016 are attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The unaudited interim condensed consolidated financial statements of BDHI and its subsidiaries as of as of March 31, 2017 and for the three months ended March 31, 2017 and 2016 are attached hereto as Exhibit 99.2, which is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma combined financial statements of the Company giving pro forma effect to the acquisition of BDHI as of and for the three months ended March 31, 2017 and giving pro forma effect to the acquisition of HY Holdings, Inc. d/b/a HealthiestYou Corporation and the acquisition of BDHI for the year ended December 31, 2016, is attached hereto as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP, independent auditors.
99.1

Audited consolidated financial statements of Best Doctors Holdings, Inc. and its subsidiaries as of December 31, 2016 and 2015 and for each of the years in the three-year period ended December 31, 2016.

99.2	Unaudited interim condensed consolidated financial statements of Best Doctors Holdings, Inc. and its subsidiaries as of March 31, 2017 and for the three months ended March 31, 2017 and 2016.
99.3

Unaudited pro forma combined financial statements of Teladoc, Inc. giving pro forma effect to the acquisition of Best Doctors Holdings, Inc. as of and for the three months ended March 31, 2017 and giving pro forma effect to the acquisition of HY Holdings, Inc. d/b/a HealthiestYou Corporation and the acquisition of Best Doctors Holdings, Inc. for the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC, INC.

Date:	August 3, 2017	By:	/s/ Adam C. Vandervoort
		Name:	Adam C. Vandervoort
		Title:	Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent auditors.
99.1

Audited consolidated financial statements of Best Doctors Holdings, Inc. and its subsidiaries as of December 31, 2016 and 2015 and for each of the years in the three-year period ended December 31, 2016.

99.2	Unaudited interim condensed consolidated financial statements of Best Doctors Holdings, Inc. and its subsidiaries as of March 31, 2017 and for the three months ended March 31, 2017 and 2016.
99.3

Unaudited pro forma combined financial statements of Teladoc, Inc. giving pro forma effect to the acquisition of Best Doctors Holdings, Inc. as of and for the three months ended March 31, 2017 and giving pro forma effect to the acquisition of HY Holdings, Inc. d/b/a HealthiestYou Corporation and the acquisition of Best Doctors Holdings, Inc. for the year ended December 31, 2016.